EXHIBIT 23.2



                               CONSENT OF COUNSEL


     We hereby consent to the reference to us in the Prospectus constituting part of this Post-Effective Amendment No. 1 to the Form SB-2 Registration Statement for Burgers By Farfour, Inc., under the caption "Experts."




                                                         /s/CARL N. DUNCAN, ESQ.
                                                            Carl N. Duncan, Esq.
Lexington, Kentucky
September 3, 2002







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